SECOND AMENDMENT TO PROMISSORY NOTE

THIS SECOND AMENDMENT TO PROMISSORY NOTE is effective the 18th day of March 2008 by and between Casinos U.S.A. Inc. (“Borrower”) and Astraea Investment Management, L.P. (“Note Holder”).

Recitals

1.

Borrower executed a Promissory Note dated January 17, 1997 in the original principal amount of Seven Hundred Eighty Three Thousand One Hundred Three and 56/100 Dollars ($783,103.56).

2.

The Astraea Secured Note is secured by a Deed of Trust dated January 17, 1997 and recorded April 1, 1997 in Book 617 at Page 464 in the real property records of Gilper County, Colorado.

3.

The Borrower and Note Holder entered into an Agreement and Amendment to Promissory Note effective September 17, 2002.

4.

The parties hereto, as part of a series of transactions requested by Borrower’s parent, Global Casinos, Inc. hereby agree to further amend the Astraea Secured Note without affecting the validity, enforceability or priority of the Deed of Trust or any other security documents which secure the Astraea Secured Note.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

The interest rate in paragraph 1 of the Astraea Secured Note is changed and modified, as of March 17, 2008 from 7% to 12% and the monthly payments commencing with the payment due March 17, 2008 shall be changed and modified from $5,109.57 to $7,645.82, and the maturity date of October 17, 2009 shall be changed to September 17, 2009.

2.

The following provision shall be added to paragraph 1 of the Astraea Secured Note:

“In the event this Note is not paid in fully on or before the maturity date, the interest rate on the unpaid principal balance after the maturity date shall be twenty four percent (24%) compounded annually, or the maximum amount of interest allowed to be charged by law, whichever is lesser.”

3.

Except as otherwise amended hereby, the Astraea Secured Note remains valid and enforceable in accordance with its terms and provisions.

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

BORROWER:

CASINOS U.S.A., INC.

By:

/s/ Doug James

Its:

NOTE HOLDER:

ASTRAEA INVESTMENT MANAGEMENT, L.P.

By:

/s/ Bruce Leadbetter

Its:

General Partner